EXHIBIT 10.6

ASSIGNMENT OF PROMISSORY NOTE

_______________ (“Assignor”), hereby grants, assigns, conveys and transfers to LANDBANK ACQUISITION LLC, a California limited liability company (“Assignee”), all of its right, privilege, benefit and remedies in, to and under that certain Demand Promissory Note in the amount of $__________, dated September 20, 2007, executed and issued by Landbank, LLC, a California limited liability company (the “Company”), in favor of Assignor (the “Note”), in consideration of the issuance of Membership Interests in Assignee as described in the Contribution Agreement among Assignee, Assignor and the other Members named therein.  A copy of the Note is attached hereto as Exhibit A.

Assignor hereby represents and warrants to Assignee that no previous assignment or security interest in the Note has been made or given by Assignor.  Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, so Assignee shall have the right to demand, receive and enforce Assignor’s rights with respect to the Note, to give appropriate receipts, releases and satisfactions, and to do any and all acts with the same force and effect as Assignor.

Assignee shall, from and after the date hereof, have all rights, and shall be bound by and observe all the obligations, applicable to the “Holder” as set forth in the Note as if the undersigned had originally executed the Note.

Each party hereto represents and warrants that it is authorized to take the actions contemplated hereunder and shall take such further actions and do such further things necessary to fulfill the purposes of this Assignment.

If any provision of this Assignment shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality or enforceability of the other provisions of this Assignment.  This Assignment may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by a written instrument signed by the party against whom enforcement of the waiver, amendment, change, or modification is sought.

This Assignment shall be binding upon Assignor and it successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.  This Assignment shall be governed in all respects by the laws of the State of California, without regard to the conflict of law provisions thereof.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed as of the date set forth below.

“Assignor”
______________________________

By:
Its:

“Assignee”

LANDBANK ACQUISITION, LLC

By:
Its:

Agreed and Consented to:

LANDBANK, LLC

By:
Its:

Dated:  September 20, 2007